QUARTERLY FINANCIAL DATA (UNAUDITED) (Tables)	12 Months Ended
Dec. 29, 2018
QUARTERLY FINANCIAL DATA (UNAUDITED)
Quarterly Financial Information

Summarized quarterly financial data for the periods indicated is set forth below (in thousands, except per unit amounts). Quarterly results were influenced by seasonal and other factors inherent in our business.

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Total
Fiscal 2018
Net sales	$135,257	$206,288	$196,109	$241,179	$778,833
Gross profit	57,189	100,570	97,541	127,828	383,128
Net income	(3,261)	18,825	17,030	25,169	57,763

Net income per share - basic	$(0.04)	$0.23	$0.21	$0.30	$0.71
Net income per share - diluted	$(0.04)	$0.23	$0.21	$0.30	$0.69

Fiscal 2017
Net sales	$105,701	$148,407	$183,032	$202,099	$639,239
Gross profit	46,255	73,031	82,192	93,123	294,601
Net income	(6,897)	7,053	11,271	3,974	15,401

Net income per share - basic	$(0.08)	$0.09	$0.14	$0.05	$0.19
Net income per share - diluted	$(0.08)	$0.09	$0.14	$0.05	$0.19